UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 West Ridge Pike, Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 657-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

As previously disclosed, Advanta Corp. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the State of Delaware (the “Bankruptcy Court”) Case No. 09-13931 (KJC) (the “Chapter 11 Cases”). The Chapter 11 Cases for the Company and certain of the Debtors commenced on November 8, 2009 and the Chapter 11 Cases for certain other Debtors commenced on November 20, 2009.

On November 2, 2010, the Debtors filed the Debtors’ Joint Plan Under Chapter 11 of the United States Bankruptcy Code (as modified, the “Plan”) and a Disclosure Statement related to the Proposed Plan (as modified, the “Disclosure Statement”) with the Bankruptcy Court. On December 17, 2010, the Bankruptcy Court approved the Disclosure Statement (as approved, the “Approved Disclosure Statement”), as containing adequate information to permit the solicitation of votes from eligible creditors on whether to approve the Proposed Plan.

On February 11, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. The Company anticipates that the effective date of the Plan will be on or about February 28, 2011 (the “Effective Date”). A copy of the Plan as confirmed by the Bankruptcy Court (without exhibits) and the Confirmation Order (without exhibits) are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Summary of the Plan

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

The Plan is a modified plan of liquidation that provides for seven liquidating trusts to be established.  Six of the trusts (the “Liquidating Trusts”) will liquidate and distribute to creditors and equity holders most of the assets of the Debtors.  The seventh trust (the “Advanta Trust”) will hold stock of reorganized Advanta Corp. (“Reorganized Advanta”). The Advanta Trust and the Liquidating Trusts are collectively referred to as, the “Trusts.” Reorganized Advanta will continue to own the stock of its Debtor-subsidiary, Advanta Service Corp. (“ASC”), and a non-Debtor subsidiary, Advanta Bank Holding Corp. (“ABHC”), along with some cash and a certain portion of the Company’s portfolio of business credit card receivables.  Reorganized Advanta, ASC and ABHC will also each continue to own an interest in a certain credit card partnership – Fleet Credit Card Services, L.P. (the “Fleet Partnership Interests”), which may be impractical to liquidate due to its tax attributes.  All other assets of the Company, ASC and ABHC will be transferred to the applicable Liquidating Trust.

The Plan treats all creditors and equity holders in accordance with their relative priorities under the Bankruptcy Code.  The Plan provides for the holders of administrative, priority, and secured claims to receive cash in the full amount of their Allowed Claims.  The holders of Allowed General Unsecured Claims against the Debtors and holders of Allowed Investment Note Claims, Allowed RediReserve Certificate Claims, and Allowed Subordinated Note Claims will receive beneficial interests in the Liquidating Trusts, and additionally, holders of Allowed General Unsecured Claims against the Consolidated Debtors and holders of Allowed Investment Note Claims, Allowed RediReserve Certificate Claims, and Allowed Subordinated Note Claims will receive beneficial interests in the Advanta Trust.  The beneficial interests in the Trusts will entitle the holders thereof to receive their pro rata share of distributions from the Trusts, with a mechanism in place to give effect to certain pre-petition subordination arrangements that operate as between (and only as between) noteholders in Class 5 (Subordinated Note Claims against the Company) and Class 3 (Investment Note Claims and RediReserve Certificate Claims against the Company).  Specifically, holders of the Allowed Subordinated Note Claims are subordinated to the holders of Allowed Investment Note Claims and Allowed RediReserve Certificate Claims, and the Plan provides that holders of the Allowed Subordinated Notes Claims will not be entitled to keep any distributions until such time as holders of the Allowed Investment Note Claims and Allowed RediReserve Certificate Claims are paid in full.  Holders of certain Claims subordinated under section 510 of the Bankruptcy Code will also receive junior beneficial interests in their respective Trusts, which will entitle the holders to distributions from such Trusts after all senior Allowed Claims have been paid in full.   Holders of Equity Interests in the Company are not expected to receive any distribution and their Equity Interests will be extinguished because creditors of the Company are not expected to be paid in full.

Immediately prior to the confirmation of the Plan, the Company had 1,010 shares of Preferred Stock, 14,410,133 shares of Class A Common Stock and 27,801,715 shares of Class B Common Stock issued and outstanding. All Equity Interests of the Company (including all outstanding shares of Preferred Stock, Class A Common Stock, Class B Common Stock, Class A Rights, Class B Rights, options or contractual or other rights to acquire any equity interests) will be cancelled and extinguished on the Effective Date. Also on the Effective Date, the Company will reorganize and file an Amended and Restated Certificate of Incorporation authorizing 100 shares of Common Stock of Reorganized Advanta. On the Effective Date, one share of Common Stock of Reorganized Advanta will be issued to the Advanta Trust, which shall be the sole holder of Common Stock of Reorganized Advanta as of the Effective Date.

Information regarding the assets and liabilities of the Company is included in the Monthly Operating Report for the month ended December 31, 2010, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2011 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

Pursuant to the Plan, all Equity Interests of the Company (including all outstanding shares of Preferred Stock, Class A Common Stock, Class B Common Stock, Class A Rights, Class B Rights, options or contractual or other rights to acquire any equity interests) will be cancelled and extinguished on the Effective Date. In addition, the Company intends to file a Form 15 with the Securities and Exchange Commission to terminate the registration of its Class A Common Stock and Class B Common Stock. The Company’s reporting obligations under the Securities Exchange Act of 1934 will subsequently be suspended.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

2.1	Debtors Joint Plan Under Chapter 11 of the Bankruptcy Code, as confirmed by the Bankruptcy Court on February 11, 2011.

99.1	Confirmation Order.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (i) that one or more third parties appeal the Confirmation Order and object to the Plan; and (ii) that the Effective Date may be delayed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp. (Registrant)

Date: February 16, 2011

By: /s/ Jay A. Dubow
Jay A. Dubow, Chief Administrative
Officer, Senior Vice President,
Secretary and General Counsel

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